                           EXHIBIT 10.22

                               PURCHASE AGREEMENT

This Purchase Agreement ("Agreement") is made this 30th day of December, 1996, by and between ROMAC International, Inc. ("Customer") located at 120 West Hyde Park Place, Suite 200, Tampa, Florida 33606, and Mon-Wal, Inc. d/b/a The Waldec Group ("Waldec"), located at 5050 West Lemon Street, Tampa, Florida 33609.

WHEREAS, Waldec is a full service provider of business computer hardware, software, network engineering, cable installation, software development and educational services and is in the business of marketing computer hardware and software as well as custom business solutions;

WHEREAS, Customer desires to purchase and Waldec agrees to sell and install certain products and/or services as more particularly described in Exhibit "A" attached hereto (the "Scope of Work"); and,

NOW THEREFORE, for and in consideration of the premises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1.    PURCHASE PRICE

The Gross purchase price net of discounts for this Agreement is   $ 2,658,034.00

Less discounts and trade allowance*                             - $   590,000.00

Net Purchase Price (the "Purchase Price")                         $ 2,068,034.00

*Trade allowance amount is based on ALL ROMAC's used Sun equipment being made available and being received complete according to the time frames specified in our letter of November 18, 1996. If the used equipment is not returned according to these conditions, the allowance may be reduced. Any reduction in allowance will be added to the "Purchase Price" above.

2.    PAYMENT TERMS

      a) Payment shall be made within 30 days of acceptance by customer. Late payments are subject to interest charges at the prevailing legal rate of interest.

      b) Customer shall, in addition to the other amounts payable under this Agreement be responsible for paying Waldec all shipping costs and sales taxes which are levied or imposed by reason of the services provided pursuant to this Agreement. Waldec shall be responsible for the payment of such taxes to the proper government agency after collecting such taxes.

      c) Waldec reserves the right to refuse or suspend service under this Agreement in the event Customer has failed to make payment within the time specified herein.

3.    SCOPE OF WORK

      a) Waldec agrees to provide the Products and Services set forth in the Scope of Work. The parties hereto acknowledge and agree that the Purchase Price includes only those Products and Services contained in the Scope of Work. Customer explicitly agrees that it has read and approved Scope of Work and that the terms contained therein are exactly as Customer has requested.

      b) Any changes in the Scope of Work, or in Products and/or Services contained therein, shall be made pursuant to Change Orders executed by the parties. The Change Order shall set forth the specific changes which are to be made and shall include the additional labor and material costs, if any, for the alteration. Customer shall designate, in writing, the names of all individuals authorized to execute Change Orders. Any additional charges or credits associated with a Change Order shall be separately invoiced to Customer.

      c) Unless otherwise specified in the Scope of Work, Waldec will provide all Services during regular business hours, between the hours of 8:00 a.m. and 5:00 p.m., Monday through Friday, excluding Waldec holidays, the same holidays as commonly recognized by banks and federal agencies. Work performed outside of business hours, or the hours designated in the Scope of Work, shall be charged to Customer at 1.3 times the hourly rate for after-hours and weekend work performed and two times the hourly rate for Holiday work performed.

4.    FINAL ACCEPTANCE

All Products and Services provided hereunder shall be deemed to have been accepted, and all outstanding payments shall be due, when all of the following have occurred:

      a) Waldec delivers the equipment, completes the installation and the system is ready for use.

      b) An acceptance test is performed jointly by Customer and Waldec.

      c) An Acceptance Certificate is signed by Customer.

5.    TERMINATION RIGHTS

      The parties shall have the right to terminate this Agreement for any reason upon 30 days written notice or for cause upon 15 days written notice, provided the breaching party fails to cure the breach within a reasonable time.

6.    WARRANTIES AND LIMITATIONS OF LIABILITY

      a) Waldec warrants that the Services provided herein shall be performed in a workmanlike manner in accordance with industry standards. WALDEC MAKES AND THE CUSTOMER RECEIVES NO OTHER WARRANTY, EXPRESS OR IMPLIED, AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Waldec shall have no liability with respect to its obligations under this Agreement for loss of data, consequential, exemplary, or incidental damages or loss of profits or for any other similar damages even if it has been advised or has knowledge of the possibility of such damages. It is Customer's sole responsibility to maintain backup data necessary to restore critical Customer files in the event of loss or damage to such data from any cause. Waldec is not responsible for Product defects or Product limitations. Waldec shall have no liability with respect to changes made to Customer's system by persons other than authorized Waldec personnel. WALDEC DOES TRANSFER AND CONVEY ALL MANUFACTURER'S WARRANTIES TO ROMAC UPON COMPLETE PAYMENT FOR SUCH PRODUCTS BY ROMAC OR ITS AGENTS OR ASSIGNS.

      b) The parties expressly acknowledge and agree that a network is a highly complex system composed of hardware components and software applications produced by a variety of manufacturers. The parties also acknowledge and agree that certain defects or malfunctions, unknown to Waldec, may be present in the hardware or software components of the system. In the event that such a defect or malfunction is present in the Products provided herein, Waldec will contact the appropriate manufacturer and exercise such reasonable efforts as Waldec deems necessary to effect a repair or replacement of the dysfunctional Product. Customer shall be responsible for additional time and material charges associated with said repairs or replacement provided that Customer has been informed of the defect or malfunction and has authorized said actions.

      c) Waldec's liability under this Agreement shall in no event exceed the price of the services provided herein.

7.    SECURITY INTEREST

Customer grants to Waldec a security interest in the Products for the full amount of the Purchase Price. Waldec warrants that Customer shall acquire good and clear title to the Products being purchased hereunder, free and clear of all liens and encumbrances other than a security interest in favor of Waldec. Until such time as the Purchase Price shall be fully paid, Customer shall cooperate in executing all documents necessary to perfect Waldec's security interest in the Products, including any applicable U.C.C. financing statements. In addition, Customer gives Waldec the right to enter upon its premises, wherever the Products may be located, for the purpose of retaking possession of the Products in the event Customer has failed to make payment in accordance with the terms contained herein. Customer shall be responsible for the reasonable costs of recovering the Products, provided the efforts by Waldec to recover the Products are reasonable and justified under the circumstances.

8.    HIRING OF WALDEC EMPLOYEES

In the event Customer independently employs the services of any of Waldec's employees that are engaged in providing Services under this Agreement, either while this Agreement is in effect or for a period of one year after the date of this Agreement, then Customer agrees to pay Waldec a fee equal to 40% of total annual compensation offered said employee within 10 days of employee's acceptance of employment or contract with Customer.

9.    GENERAL PROVISIONS

      a) Sole Agreement. This Agreement constitutes the entire and only understanding and agreement between the parties hereto with respect to the subject matter hereof and, except as expressly set forth herein, may be amended only by a writing signed by each of the parties hereto.

      b) Severability. If any term or provision of this Agreement is determined to be invalid or unenforceable by an arbitrator appointed pursuant to section 9(g), such determination shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement, which shall continue to be given full force and effect.

      c) Waiver. Any failure of either party to comply with any obligation, covenant, agreement, or condition herein may be expressly waived, but only if such waiver is in writing and signed by the other parties, but any such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition shall not operate as a waiver of, or estoppel with respect to any subsequent or other failure.

      d) Governing Law. Not withstanding the place where this Agreement may be executed by any party, this Agreement, the rights and obligations of the parties, and any claims and disputes relating hereto shall be subject to and governed by the laws of the State of Florida as applied to agreements among Florida residents to be entered into and performed entirely within the State of Florida, and such laws shall govern all aspects of this Agreement.

      e) Force Majeure. Waldec shall not be liable for any problems due to external causes beyond its control including, but not limited to, power failure, virus propagation, natural catastrophe, fire, flood, or other act of God, or improper shut down of the Network and related equipment.

      f) Notice. All notices required herein shall be in writing and shall be deemed delivered when deposited in the United State Mail, postage prepaid, addressed to the respective party's address contained hereinabove or such other address as the parties may designate in writing.

      g) Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be sealed by arbitration in the city of Tampa, Florida, administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be conducted before an arbitrator who shall be a licensed member of the Florida Bar actively engaged in the practice of computer law for at least ten years. The arbitrator shall award to the prevailing party, if any, as determined by the arbitrator, all of its fees and costs. "Fees and Costs" mean all reasonable preaward expenses of arbitration, including the arbitrator's fee, administrative fees, travel expenses, out-of-pocket expenses such as copying and telephone, court costs, witness fees and attorneys'

      h) Assignment. This agreement is assignable, in it's entirety, upon prior approval by The Waldec Group and the Customer.

      I) Amendment. This agreement can be amended upon prior approval by The Waldec Group and the Customer.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

MON-WAL, INC. d/b/a The Waldec Group

By: /s/ Larry Miller    (Sign)
   --------------------
As: Director of Sales   (Title)
   --------------------

ROMAC International, Inc.

By: /s/ Peter Dominici  (Sign)
   --------------------
As: Secretary/Treasurer (Title)
   --------------------

By:                     (Sign)
   --------------------
As:                     (Title)
   --------------------

                                 "EXHIBIT A"


[THE WALDEC GROUP LETTERHEAD]                   QUOTATION
LEADERS IN SYSTEM INTEGRATION                   STACIE SANFORD/MARIA PERRI
5050 WEST LEMON STREET                          (813) 282-4012 / 282-4026
TAMPA, FL  33609                                FAX (813) 289-8088

BILL TO:                                        SHIP TO:

Romac                                           Romac
120-W. Hyde Park Place, Ste 200                 120-W. Hyde Park Place, Ste 200
Tampa, Florida  33606                           Tampa, Florida  33606

  THE WALDEC GROUP CAN HELP YOU MEET YOUR BUSINESS GOALS THROUGH CONSULTING,
   TRAINING, LEASING NETWORK/INTERNET DESIGN AND IMPLEMENTATION, CABLING AND
                              HARDWARE SERVICES.

                 PART                                                                                   EXTENDED
QTY             NUMBER                          DESCRIPTION                             PRICE             PRICE
                                              SERVER SOLUTION
-----------------------------------------------------------------------------------------------------------------------------------

25                 D4269A               HP Netserver LX2 PRO 6/166
                                        -1 Array
                                        -Dual Pentium Pro 166 Mhz Processors
                                        -128 mb Ram
                                        -4x CD Rom
                                        -512k Cache
                                        -6 PCI
                                        -4 EISA Slots
25                 D3582C               4 x HP 2.1 gb Hot Swap Fast Ultra Wide SCSI
25                  14ES                Viewsonic 14" Monitor
25                PILA8465B             Intel pro 10/100
25                321-00094             Microsoft Backoffice Server License MOLP-B
25               321-000259             Microsoft Backoffice Server 2 Year Upgrade Advantage*
25               C1526G#ABA             HP Surestore 50001 Internal 4gb DAT
25              BENTSERU00061           Seagate/Arcada Backup Exec for Win NT
                                        *2 Year Maintenance available only.







If a purchase order is not required for payment by your company, an authorized signature below signifies acceptance of this offer in lieu of a formal purchase order.

By:                                     Title:
   ------------------------------------       ---------------------------------

                                 "EXHIBIT A"


[THE WALDEC GROUP LETTERHEAD]                   QUOTATION
LEADERS IN SYSTEM INTEGRATION                   STACIE SANFORD/MARIA PERRI
5050 WEST LEMON STREET                          (813) 282-4012 / 282-4026
TAMPA, FL  33609                                FAX (813) 289-8088

BILL TO:                                        SHIP TO:

Romac                                           Romac
120-W. Hyde Park Place, Ste 200                 120-W. Hyde Park Place, Ste 200
Tampa, Florida  33606                           Tampa, Florida  33606

  THE WALDEC GROUP CAN HELP YOU MEET YOUR BUSINESS GOALS THROUGH CONSULTING,
   TRAINING, LEASING NETWORK/INTERNET DESIGN AND IMPLEMENTATION, CABLING AND
                              HARDWARE SERVICES.

                 PART                                                                                   EXTENDED
QTY             NUMBER                          DESCRIPTION                             PRICE             PRICE
-----------------------------------------------------------------------------------------------------------------------------------
                                             DESKTOP SOLUTION
-----------------------------------------------------------------------------------------------------------------------------------
420              D3977A         Hewlett Packard XM4 Mode 1280 P-133; 1.2 gb; 16mb;
420             1769GS-2        Viewsonic 17GS 17" Monitor
420              MD3647B        MPM 16Mb Upgrade

------------------------------------------------------------------------------------------------------------------------------------
                                          SOFTWARE AND SOFTWARE LICENSING
------------------------------------------------------------------------------------------------------------------------------------
420                W3-100       Hummingbird Exceed Desktop based on per 100 user*
420                3D-300       *Hummingbird Exceed Desktop Upgrade
420                SW-100       Maestro Solo Desktop 100 User
420             021-050V70VL    Microsoft Office v7.0 for Win 95/NT Lic MELP - A
420             021-075-MNT     Microsoft Office v7.0 for Win 95/NT 2 Yr Maintenance*
420             321-074V20VL    Microsoft Backoffice Client Access Lic MELP - A
420             321-074-MNT     Microsoft Backoffice Client Access 2 Year Maintenance*
420                             Microsoft NT Client
                                *If Hummingbird Exceed Upgrade required cost is $87.00
                                *2 Year Maintenance available only.



If a purchase order is not required for payment by your company, an authorized signature below signifies acceptance of this offer in lieu of a formal purchase order.

By:                                     Title:
    -----------------------------------        -------------------------------

                                 "EXHIBIT A"

        [LETTERHEAD]                    QUOTATION
                                        ---------
                                        Stacie Sanford/Maria Perri
                                        (813)282-4012/282-4026
                                        FAX (813)289-8088

Bill To:                                Ship To:

Romac                                   Romac
120 - W. Hyde Park Place, Ste 200       120 - W. Hyde Park Place, Ste 200
Tampa, Florida  33606                   Tampa, Florida  33606

THE WALDEC GROUP CAN HELP YOU MEET YOUR BUSINESS GOALS THROUGH CONSULTING, TRAINING, LEASING, NETWORK/INTERNET DESIGN AND IMPLEMENTATION, CABLING AND HARDWARE SERVICES.

_______________________________________________________________________
         PART                                                  EXTENDED
QTY     NUMBER                DESCRIPTION       PRICE           PRICE
_______________________________________________________________________
_______________________________________________________________________
                              NOTEBOOK SOLUTION
_______________________________________________________________________
 40     241900-008      Compaq LTE 5300 P-133
                        12.1 Diagonal Screen; 1.35gb;
                        16mb; TFT Active;
 40     242350-001      Docking Station
 40         n/a         Workstation/Dock Switch
 40     213515-002      MPM - 16mb Upgrade
 40     110562-001      Compaq Keyboard
 40     143315-001      Compaq Mouse
 40      1769GS-2       Viewsonic 17" Monitor
 40       CC4288        US Robotics PCMCIA 28.8 Fax Modem
                                                         ______________
           GROSS PURCHASE PRICE, NET OF DISCOUNTS         $2,658,034.00
           LESS: TRADE ALLOWANCE                           ($590,000.00)
                                                         --------------
           NET PURCHASE PRICE                             $2,068,034.00
                                                         ==============





If a purchase order is not required for payment by your company, an authorized signature below signifies acceptance of this offer in lieu of a formal purchase order.


By:_______________________________Title:___________________________________

                                 "EXHIBIT A"

        [LETTERHEAD]                    QUOTATION
                                        ---------
                                        Stacie Sanford/Maria Perri
                                        (813)282-4012/282-4026
                                        FAX (813)289-8088

Bill To:                                Ship To:

Romac                                   Romac
120 - W. Hyde Park Place, Ste 200       120 - W. Hyde Park Place, Ste 200
Tampa, Florida  33606                   Tampa, Florida  33606


_______________________________________________________________________
   PER                                                         EXTENDED
                DESCRIPTION                     PRICE           PRICE
_______________________________________________________________________
                 SERVICE Configuration and Installation Rates
_______________________________________________________________________
  Hour    NT/UNIX Sr. Engineer                  $125.00         $125.00
  Hour    Project Manager                       $125.00         $125.00
  Hour    System Engineer                       $110.00         $110.00
  Hour    Field Engineer                         $80.00          $80.00
  Each    Workstation Install                   $125.00         $125.00
  Each    Workstation Configuration             $130.00         $130.00
  Each    File Server Install                   $120.00         $120.00
  Each    File Server Configuration             $250.00         $250.00


Rates do not include travel.

Configuration is defined as:
                 Installation of memory and network interface card (where applicable), and loading of software per customer specifications.

Installation is defined as:
                 Setup of workstations and servers. Test for NT functionality, connectivity and printing capabilities.

Configuration and Installation does not include Unix integration functionality or testing, nor the removal of the SUN equipment.

Work performed after hours and weekends will be 1.3 times the above rates.

If a purchase order is not required for payment by Romac, International, an authorized signature below signifies acceptance of this offer in lieu of a formal purchase order.


By:_______________________________Title:___________________________________

[THE WALDEC GROUP LETTERHEAD]

                                    ADDENDUM

WARRANTY COVERAGES
ROMAC PURCHASE AGREEMENT

This Addendum is written to clarify manufacture's warranty coverages conveyed to Romac per Purchase Agreement executed Dec. 30, 1996.

SERVERS
20 x D4269A               HP Netserver LX2 Pro- 3 Year On-Site Warranty;
80 x D3582C               HP 2.lgb Hot Swap Fast Drive- 3 Year On-Site Warranty;
20 x 14 ES                Viewsonic 14ES Monitor- 1 Year Labor; 3 Year Parts and
                          CRT;
20 x PILA8465B            Intel Pro 10/100- Limited Lifetime;
20 x C1528F               HP Surestore Internal 8gb- 2 Year Express Exchange;

WORKSTATI0NS
400 x D3977A              HP XM4 Model 1280- 1 Year On-Site;2 Year Carry in;
400 x 1769GS2             Viewsonic 17GS Monitor- 1 Year Labor; 3 Year Parts and
                          CRT;
400 x MD3647B             MPM 16mb Memory Upgrade- Lifetime;

NOTEBOOKS
20 x 241900-008           Compaq LTE 5300 P-133- 3 Year Carry-In; Upgradeable to
                          On-Site;
20 x 242350-001           Compaq Docking Station- 3 Year Pickup; Upgradeable to
                          Carry-In;
20 x M213515-002          MPM 16mb Memory Upgrade- Lifetime;
20 x 110562-001           Compaq Keyboard- 1 Year;
20 x 143315-001           Compaq Mouse- 1 Year;
20 x 1769GS2              Viewsonic 17GS Monitor- 1 Year Labor; 3 Year Parts and
                          CRT;
20 x CC4288               US Robotics Modem- 5 Year Card;

By:
   /s/ Larry Miller
------------------------------
Larry Miller Director of Sales

Date: 1-15-97
     -------------------------